                          [THOMPSON PLUMB FUNDS LOGO]

January 15, 2001
                          ANNUAL REPORT TO SHAREHOLDERS

Dear Fellow Shareholder:

We are pleased to present the financial information, investment returns and relevant comparisons of our family of mutual funds for the year ended November 30, 2000. This year has been particularly challenging, and we have included comments from the portfolio managers as to how they successfully navigated through this environment. Each Fund has specific investment objectives, which are summarized below:

THOMPSON PLUMB GROWTH FUND
This Fund seeks a high level of long-term growth primarily through capital appreciation, while at the same time assuming reasonable risk. The Growth Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Although current income is not its primary objective, the Growth Fund anticipates that capital growth is accompanied by growth through dividend income.

THOMPSON PLUMB BALANCED FUND
This Fund seeks a combination of income and capital appreciation which will result in the highest total return, while assuming reasonable risk. The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities.

THOMPSON PLUMB BOND FUND
This Fund seeks a high level of current income while preserving capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade debt securities.

We hope that you find the report clear and concise and that it will help you in reviewing your investments. For additional and more current information, please visit our web site at http://www.thompsonplumb.com.

Sincerely,

/s/ John W. Thompson, CFA                /s/ Thomas G. Plumb, CFA
--------------------------               -------------------------
John W. Thompson, CFA                    Thomas G. Plumb, CFA
Chairman & Secretary                     President & Treasurer

                      This page intentionally left blank.

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                                NOVEMBER 30, 2000

                                    CONTENTS

                                                                Page(s)

REPORT TO SHAREHOLDERS......................................      1

INVESTMENT REVIEWS
    Growth Fund.............................................      4
    Balanced Fund...........................................      5
    Bond Fund...............................................      6

FINANCIAL STATEMENTS
    Statements of assets and liabilities....................      7
    Schedules of investments................................   8-12
    Statements of operations................................     13
    Statements of changes in net assets.....................     14
    Notes to financial statements...........................  15-19
    Financial highlights....................................  20-22

REPORT OF INDEPENDENT ACCOUNTANTS...........................     23

        This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains facts concerning the Funds' objectives and policies, management, expenses, and other information.

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                                NOVEMBER 30, 2000

                         GROWTH FUND INVESTMENT REVIEW

The Growth Fund's return of 21.14% for the year ended November 30, 2000, compared to a loss of 4.22% for the S&P 500 Index, represents our best relative return since the inception of the Fund, and since we began managing funds in the 1970's.

The Growth Fund ranked in the top 5% of all multi-cap core equity funds for the year and in the top 7% for the five years ended 11/30/00, according to Lipper, Inc(*). Also, the Growth Fund was awarded an overall "five-star" rating by Morningstar because it had above-average performance with lower-than-average volatility or risk(**).

From our standpoint, it was gratifying to see the market returning to the traditional fundamental valuation framework in which the market value of a company is a reasonable multiple of its projected future earnings. We think the best opportunities for returns in 2001 will be in companies with market capitalization below the S&P 500's top 100 companies. Many sectors have reasonable P/E multiples such as regional banks, retailers, manufacturers, distributors, media, and even technology. We will aggressively move from sector to sector when we find opportunities to achieve above-average returns for you.

We continue to focus our time and talent on the Thompson Plumb Growth Fund. John
C. Thompson has taken more responsibility in the management of the Fund and worked with me in evaluating opportunities as the year unfolded. He initiated many ideas for purchases and sales that benefited the Fund. Clint Oppermann joined our firm in 1999 and brought a strong knowledge of mid-capitalization companies and valuations. His ideas had a very positive influence on the results of the Fund as well. Both individuals shared a conviction with me that market valuations would eventually return to a more normal state. To take advantage of that we agreed to underweight high-multiple technology and telecommunications issues and to more heavily weight health care, financial, and technology service companies whose businesses are somewhat less vulnerable to an economic slowdown.

While that thesis worked well for you in the year 2000, we are constantly researching a wide group of companies, their valuation, and economic changes that will instigate changes in our strategy. We think we are in an investment environment that resembles the volatility of the 1970's and will bring that experience to bear upon the Fund and hopefully to enhance your returns for 2001.

Sincerely,

/s/ John W. Thompson

John W. Thompson
Portfolio Manager

 (*) As measured by Lipper, Inc. out of 380 and 127 multi-cap core equity funds for the one-year and five-year periods ended 11/30/00, respectively.

(**) As of 11/30/2000 out of 3,990 funds. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return of a 90-day U.S. Treasury Bill from the funds' load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics. Each fund is rated exclusively against U.S.-domiciled equity funds.

                                  [LINE GRAPH]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
Thompson Plumb Growth Fund

                AVERAGE ANNUAL TOTAL RETURN

       1 Year             5 Year        Since Inception
       ------             ------        ---------------
       21.14%             21.70%            15.73%

               GROWTH
 DATE           FUND         S&P 500
 ----           ----         -------
Feb 92         10,000        10,000
Nov 92         10,185        10,695
Nov 93         10,235        11,775
Nov 94         10,215        11,899
Nov 95         13,573        16,299
Nov 96         18,394        20,840
Nov 97         23,894        26,781
Nov 98         27,177        33,118
Nov 99         29,910        40,036
Nov 00         36,234        38,347


Past performance is not predictive of future performance.

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                                NOVEMBER 30, 2000

                        BALANCED FUND INVESTMENT REVIEW

We are pleased to report that the Balanced Fund's investment return of 12.99% compared quite favorably to balanced funds across the country last year. For the one-year, three-year, five-year and ten-year periods ending November 30, 2000, our Fund ranked in the top 4%, 13%, 5% and 20% nationally, respectively(*). Our stock exposure ended the year under 64% of total assets and contributed significantly to our absolute and relative returns. With the S&P 500 down 4.2%, our stocks were up 16.5% for the year.

The year actually was made up of two distinct stock market environments. Until March 10th, we were in a technology-driven bull market. After that date, as the reality of economics started to make itself clear, these stocks led a retreat unlike anything we have seen in the last twenty-five years. Though we maintained some significant technology exposure, we continued to reduce it in a disciplined and routine manner. And we never chased the dot-com companies that had no earnings base. We began to increase our holdings of defensive blue-chip growth companies in December of 1999 and these stocks contributed significantly to our return. Timely new positions in Cardinal Health, Concord EFS, CVS Corp., Danaher, Colgate, Kimberly-Clark, Coca-Cola and Emerson Electric complemented our existing holdings of blue-chip companies.

For the near future, we believe that we will continue to see signs of economic weakness and a correction in the excesses of the stock market. We are currently setting a new low on the U.S. Government 30-year bond yield. At the same time, corporations are being required to pay significantly higher rates, reflecting the economic uncertainty. We will continue to seek opportunities in the stock and bond markets as the year unfolds, and believe that your investment in the Thompson Plumb Balanced Fund will be rewarded.

Sincerely,

/s/ Thomas G. Plumb
--------------------
Thomas G. Plumb
Portfolio Manager

(*) As measured by Lipper, Inc. out of 468, 355, 252, and 63 balanced funds for the one-year, three-year, five-year and ten-year periods ended 11/30/00, respectively.



                                  [LINE GRAPH]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
Thompson Plumb Balanced Fund


                           AVERAGE ANNUAL TOTAL RETURN

                      1 Year          5 Year           10 Year
                      ------          ------           -------
                      12.99%          16.16%           13.46%



                                            LEHMAN
                                           BROTHERS
              BALANCED                   INTERMEDIATE
  DATE          FUND         S&P 500     GOV'T/CREDIT
--------      --------       -------     ------------

Nov 90         10,000         10,000         10,000
Nov 91         11,835         12,034         11,342
Nov 92         13,126         14,257         12,288
Nov 93         13,523         15,697         13,485
Nov 94         13,813         15,861         13,238
Nov 95         16,717         21,727         15,163
Nov 96         21,030         27,780         16,045
Nov 97         25,528         35,700         17,061
Nov 98         28,497         44,147         18,574
Nov 99         31,287         53,369         18,782
Nov 00         35,351         51,117         20,242


Past performance is not predictive of future performance.

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                                NOVEMBER 30, 2000

                           BOND FUND INVESTMENT REVIEW

The year that ended November 30, 2000 was a favorable year for the bond markets as bonds generally performed better than stocks. The economy continues to decelerate under the weight of tightenings in 1999 and the first half of 2000 and much higher energy prices in 2000 versus 1999. The cumulative effect, until the Federal Reserve started easing in early 2000, is an inverted yield curve with yields on shorter bonds higher than those on longer bonds as illustrated below:


           US Treasury       11/30/99       11/30/00         Change
           -----------       --------       --------         ------
           30 Year           6.27%          5.63%            -0.64%
           10 Year           6.18%          5.48%            -0.70%
           5 Year            6.08%          5.43%            -0.65%
           2 Year            6.00%          5.62%            -0.38%

The market value of the bonds that are held in the Fund increased, producing a total return of 5.08% for the year ended November 30, 2000. The 3-year and 5-year annualized returns are 4.16% and 4.35%, respectively.

The asset allocation for the Bond Fund has changed during the past year. We increased our exposure to high-quality corporate bonds to take advantage of the high yield spreads between corporate bonds and U.S. Treasuries. Corporate bonds now make up approximately 94% of the Fund's assets and about 6% of the assets are held in short-term investments. The quality of the bonds held within the Fund remains high as we continue to emphasize "A" quality bonds or higher.

At November 30, 2000, the Bond Fund's duration and average maturity were 4.34 years and 5.70 years, respectively. Also on that date, the Bond Fund's 30-day SEC yield was 6.66% and its yield-to-maturity was 6.95%. During the last meeting, the Federal Reserve changed their outlook to a bias towards lowering future interest rates. With this in mind, we have kept the current composition relatively unchanged which should allow it to continue to post attractive risk-adjusted returns moving forward.

Sincerely,

/s/ John W. Thompson
---------------------
John W. Thompson
Portfolio Manager


                                  [LINE GRAPH]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
Thompson Plumb Bond Fund

                           AVERAGE ANNUAL TOTAL RETURN

                    1 Year        5 Year       Since Inception
                    ------        ------       ---------------
                     5.08%         4.35%            5.18%

                                 LEHMAN
                                BROTHERS
                BOND          INTERMEDIATE
  DATE          FUND          GOV'T/CREDIT
--------      --------        ------------

Feb 92         10,000             10,000
Nov 92         10,480             10,615
Nov 93         11,395             11,649
Nov 94         11,058             11,436
Nov 95         12,612             13,098
Nov 96         13,181             13,861
Nov 97         13,806             14,738
Nov 98         15,096             16,045
Nov 99         14,849             16,225
Nov 00         15,603             17,486


Past performance is not predictive of future performance.

                           THOMPSON PLUMB FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2000
                    (In thousands, except per share amounts)


                                                     GROWTH        BALANCED       BOND
                                                      FUND           FUND         FUND
                                                     -------       --------      -------
ASSETS
  Investments, at market value (Cost $64,642,
    $50,874, and $21,491, respectively)
    Common stocks.................................   $78,834       $38,119             -
    Preferred stocks..............................         -         1,384             -
    Bonds.........................................         -        19,321       $19,485
    Short-term investments........................       283           377         1,324
                                                     -------       -------       -------
     Total Investments............................    79,117        59,201        20,809
  Receivable from investment advisor..............        11             -             3
  Prepaid expenses................................        13            11             5
  Receivable from fund shares sold................         1             -             -
  Due from sale of securities.....................       670           515             -
  Dividends and interest receivable...............       129           423           364
                                                     -------       -------       -------
     Total Assets.................................    79,941        60,150        21,181
                                                     -------       -------       -------
LIABILITIES
  Due on purchase of securities...................       902             -             -
  Accrued expenses payable........................        31            24            11
  Due to investment advisor.......................        70            48            13
                                                     -------       -------       -------
     Total Liabilities............................     1,003            72            24
                                                     -------       -------       -------

NET ASSETS........................................   $78,938       $60,078       $21,157
                                                     =======       =======       =======
Net Assets consist of:
  Capital stock ($.001 par value).................   $49,133       $44,586       $21,761
  Undistributed net investment income.............         -           834           316
  Accumulated net realized gain (loss)
    on investments................................    15,330         6,332          (239)
  Net unrealized appreciation (depreciation)
    on investments................................    14,475         8,326          (681)
                                                     -------       -------       -------
     Net Assets...................................   $78,938       $60,078       $21,157
                                                     =======       =======       =======
  Shares of capital stock outstanding
    (100,000 shares authorized)...................     1,653         3,127         2,118
  Offering and redemption price/Net asset
    value per share...............................   $ 47.75       $ 19.21       $  9.99
                                                     =======       =======       =======

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.

                            SCHEDULES OF INVESTMENTS
                                November 30, 2000


                                                                       Market
                                                         Shares        Value
                                                         ------        ------
    GROWTH FUND

COMMON STOCKS - 99.9%

BASIC MATERIALS - 0.7%
 RPM .......................................            60,000       $   562,500
                                                                     -----------
CAPITAL GOODS - 4.0%
 Advanced Lighting (a) .....................             7,000            52,500
 Fastenal ..................................            22,000         1,355,750
 Pitney Bowes ..............................            60,000         1,743,750
                                                                     -----------
                                                                       3,152,000
                                                                     -----------
CONSUMER PRODUCTS - 12.1%
 Coca-Cola .................................            29,000         1,816,125
 ConAgra Foods .............................            30,000           763,125
 Genuine Parts .............................            40,000           767,500
 Gillette ..................................            60,000         2,032,500
 PepsiCo ...................................            35,000         1,588,125
 UST .......................................            20,000           475,000
 Wrigley, Wm. Jr ...........................            23,000         2,088,688
                                                                     -----------
                                                                       9,531,063
                                                                     -----------
ENERGY - 3.4%
 Chevron ...................................            21,000         1,719,375
 Exxon Mobil ...............................            11,000           968,000
                                                                     -----------
                                                                       2,687,375
                                                                     -----------
FINANCIAL SERVICES - 24.6%
 Associated Banc-Corp ......................            24,000           595,500
 Bank of America ...........................            24,000           958,500
 Berkshire Hathaway - Class B (a) ..........             1,750         3,804,500
 CIT Group - Class A .......................           133,000         2,236,062
 Conseco ...................................            35,000           251,562
 E(*)TRADE Group (a) .......................            10,000            80,000
 Fannie Mae ................................            38,000         3,002,000
 Freddie Mac ...............................            48,000         2,901,000
 Marshall & Ilsley .........................            22,000           937,750
 SunTrust Banks ............................            20,000         1,016,250
 U.S. Bancorp ..............................            34,000           822,375
 Wachovia ..................................            12,000           600,750
 Wells Fargo ...............................            47,000         2,229,562
                                                                     -----------
                                                                      19,435,811
                                                                     -----------
HEALTH CARE - 18.0%
 Abbott Laboratories .......................            23,000         1,266,438
 Bristol-Myers Squibb ......................            23,000         1,594,188
 ChromaVision Medical Systems (a) ..........            10,000            45,000
 ICN Pharmaceuticals .......................            10,000           336,875
 IMS Health ................................            83,000         2,324,000
 Johnson & Johnson .........................            18,000         1,800,000
 Lilly, Eli ................................             9,000           843,188
 Merck & Co. ...............................            32,000         2,966,000
 Schein, Henry (a) .........................            45,000         1,189,688
 Sybron International (a) ..................            68,000         1,848,750
                                                                     -----------
                                                                      14,214,127
                                                                     -----------
RETAIL - 3.8%
 AutoZone (a) ..............................            35,000           903,437
 Circuit City ..............................            14,000           177,625
 Office Depot (a) ..........................            60,000           397,500
 Wendy's International .....................            56,000         1,505,000
                                                                     -----------
                                                                       2,983,562
                                                                     -----------
SERVICES - 7.6%
 Clear Channel (a) .........................            24,000         1,212,000
 Gannett ...................................            22,000         1,179,750
 New York Times - Class A ..................            40,000         1,412,500
 Viacom - Class B (a) ......................            43,000         2,198,375
                                                                     -----------
                                                                       6,002,625
                                                                     -----------
TECHNOLOGY - 25.7%
 Acxiom (a) ................................            66,000         2,376,000
 Affiliated Computer - Class A (a) .........            20,000         1,125,000
 American Power Conversion (a) .............            40,000           470,000
 Cadence Design Systems (a) ................            24,000           562,500
 Compaq Computer ...........................            16,000           344,000
 Concord EFS (a) ...........................            88,000         3,839,000




                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.

                            SCHEDULES OF INVESTMENTS
                                November 30, 2000
                                   (Continued)



                                                      Shares or
                                                      Principal          Market
                                                       Amount            Value
                                                      ---------         -------

 COMMON STOCKS - 99.9% (Continued)

  Electronics for Imaging (a) ..............            34,000       $   450,500
  Galileo International ....................            80,000         1,540,000
  Linear Technology ........................             2,000            94,625
  Microchip Technology (a) .................            15,000           350,625
  Microsoft (a) ............................            28,000         1,606,500
  Network Associates (a) ...................            12,000           156,000
  NOVA (a) .................................            85,000         1,620,312
  SunGard Data Systems (a) .................            52,000         2,551,250
  Synopsys (a) .............................            28,000         1,092,000
  Unisys (a) ...............................           130,000         1,584,375
  Zebra Technologies - Class A (a) .........            12,000           502,500
                                                                     -----------
                                                                      20,265,187
                                                                     -----------
  TOTAL COMMON STOCKS
    (COST $64,358,725) .....................                          78,834,250
                                                                     -----------
SHORT-TERM INVESTMENTS - 0.3%

 VARIABLE RATE DEMAND NOTES - 0.3%
  Firstar Bank .............................           280,484           280,484
  Wisc. Central Credit Union ...............             2,813             2,813
                                                                     -----------
  Total Variable Rate Demand Notes .........                             283,297
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENTS
    (COST $283,297) ........................                             283,297
                                                                     -----------

  TOTAL INVESTMENTS - 100.2%
    (COST $64,642,022) .....................                          79,117,547
                                                                     -----------
  NET OTHER ASSETS AND
    LIABILITIES - (0.2%)....................                            (179,128)
                                                                     -----------
  NET ASSETS - 100.0% ......................                         $78,938,419
                                                                     ===========

(a) Non-income producing
                                                                        Market
              BALANCED FUND                            Shares           Value
                                                       -------         --------
COMMON STOCKS - 63.4%

 BASIC MATERIALS - 0.6%
  FiberMark (a) ............................            38,000       $   342,000
                                                                     -----------
 CAPITAL GOODS - 5.8%
  Advanced Lighting (a) ....................            30,000           225,000
  Danaher ..................................            14,000           912,625
  Emerson Electric .........................            13,000           947,375
  Fastenal .................................            10,000           616,250
  Pitney Bowes .............................            28,000           813,750
                                                                     -----------
                                                                       3,515,000
                                                                     -----------
 CONSUMER PRODUCTS - 8.1%
  Coca-Cola ................................            16,000         1,002,000
  Colgate-Palmolive ........................            15,500           910,625
  ConAgra Foods ............................            15,000           381,562
  Kimberly-Clark ...........................            18,000         1,258,875
  PepsiCo ..................................            16,500           748,688
  Rayovac (a) ...............................           40,000           567,500
                                                                     -----------
                                                                       4,869,250
                                                                     -----------
 ENERGY - 3.2%
  Chevron ..................................             6,500           532,188
  Exxon Mobil .............................             11,000           968,000
  Halliburton ..............................            12,000           400,500
                                                                     -----------
                                                                       1,900,688
                                                                     -----------
 FINANCIAL SERVICES - 8.3%
  Anchor BanCorp Wisconsin .................            15,000           224,062
  Associated Banc-Corp .....................             5,500           136,469
  Bank of America ..........................            25,000           998,438
  CIT Group - Class A ......................            40,000           672,500






                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.

                            SCHEDULES OF INVESTMENTS
                                November 30, 2000
                                   (Continued)

                                                                         Market
                                                         Shares          Value
                                                         ------          -----
COMMON STOCKS - 63.4% (Continued)

  E(*)TRADE Group (a) ........................           25,000      $   200,000
  Fannie Mae .................................           15,000        1,185,000
  Marshall & Ilsley ..........................           18,500          788,562
  Wells Fargo ................................           17,000          806,438
                                                                     -----------
                                                                       5,011,469
                                                                     -----------
 HEALTH CARE - 11.8%
  American Home Products .....................           15,000          901,875
  Bristol-Myers Squibb .......................           12,000          831,750
  Cardinal Health ............................           11,400        1,139,288
  ChromaVision Medical Systems (a) ...........           30,000          135,000
  IMS Health .................................           20,000          560,000
  Johnson & Johnson ..........................            7,000          700,000
  Medtronic ..................................           12,000          639,000
  Merck & Co. ................................           16,000        1,483,000
  Sybron International (a) ...................           25,000          679,688
                                                                     -----------
                                                                       7,069,601
                                                                     -----------
 RETAIL - 4.4%
  CVS ........................................           15,000          853,125
  Intimate Brands ............................           20,000          298,750
  Office Depot (a) ...........................           30,000          198,750
  Walgreen ...................................           15,000          668,437
  Wal-Mart ...................................           12,000          626,250
                                                                     -----------
                                                                       2,645,312
                                                                     -----------
 SERVICES - 2.5%
  Infinity Broadcasting - Class A (a) ........           15,000          453,750
  New York Times - Class A ...................           12,500          441,406
  Viacom - Class B (a) .......................           12,000          613,500
                                                                     -----------
                                                                       1,508,656
                                                                     -----------
 TECHNOLOGY - 18.7%
  Acxiom (a) .................................           27,000          972,000
  ADC Telecommunications (a) .................           30,000          605,625

                                                        Shares of
                                                        Principal         Market
                                                         Amount           Value
                                                         ------           -----
  Concord EFS (a) ............................           28,000      $ 1,221,500
  EMC (a) ....................................            6,000          446,250
  Fiserv (a) .................................           15,000          838,125
  Intel ......................................            8,000          304,500
  IBM ........................................           10,000          935,000
  Lattice Semiconductor (a) ..................           30,000          498,750
  Linear Technology ..........................           13,000          615,062
  Microchip Technology (a) ...................           30,000          701,250
  Microsoft (a) ..............................           13,000          745,875
  Network Associates (a) .....................           38,000          494,000
  NOVA (a) ...................................           19,000          362,187
  Oracle (a) .................................           16,000          424,000
  SunGard Data Systems (a) ...................           20,000          981,250
  Titan (a) ..................................           32,500          509,844
  Unisys (a) .................................           15,000          182,812
  Zebra Technologies - Class A (a) ...........           10,000          418,750
                                                                     -----------
                                                                      11,256,780
                                                                     -----------
  TOTAL COMMON STOCKS
    (COST $29,503,177) .......................                        38,118,756
                                                                     -----------
PREFERRED STOCKS - 2.3%

 CONSUMER PRODUCTS - 2.3%
  Newell Financial Cvt
    5.250% Due 12/01/27 ......................           45,000        1,383,750
                                                                     -----------
  TOTAL PREFERRED STOCKS
    (COST $1,617,255) ........................                         1,383,750
                                                                     -----------
BONDS - 32.2%

 CORPORATE BONDS - 26.6%
  Aetna
    6.375% Due 08/15/03 ......................        1,000,000          986,843

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.

                            SCHEDULES OF INVESTMENTS
                                November 30, 2000
                                   (Continued)



                                                     Principal          Market
                                                      Amount             Value
                                                      ------             -----
BONDS - 32.2% (Continued)

  American Home Products
    7.900% Due 02/15/05 ....................         1,500,000        $1,569,435
  Citicorp
    6.375% Due 11/15/08 ....................         1,000,000           955,931
  Disney, Walt
    7.300% Due 02/08/05 ....................         1,000,000         1,026,335
  du Pont E. I. de Nemours
    6.750% Due 10/15/04 ....................         1,500,000         1,513,926
  First Union
    6.400% Due 04/01/08 ....................           500,000           460,089
  Ford Motor
    7.250% Due 01/15/03 ....................         1,500,000         1,506,899
  Ford Motor
    8.875% Due 04/01/06 ....................         1,015,000         1,088,786
  Ford Motor
    7.250% Due 10/01/08 ....................           500,000           488,429
  General Electric
    8.750% Due 05/21/07 ....................           740,000           818,368
  Goldman Sachs
    7.350% Due 10/01/09 ....................         1,000,000           987,146
  Johnson Controls
    6.300% Due 02/01/08 ....................         2,000,000         1,889,746
  Thermo Fibertek  Cvt
    4.500% Due 07/15/04 ....................           595,000           523,600
  Union Pacific
    6.000% Due 09/01/03 ....................         1,185,000         1,154,133
  Wisconsin Power & Light
    7.000% Due 06/15/07 ....................         1,000,000         1,006,029
                                                                  --------------
  Total Corporate Bonds ....................                          15,975,695
                                                                  --------------
 UNITED STATES GOVERNMENT
    AND AGENCY ISSUES - 5.6%
  Freddie Mac
    7.000% Due 03/15/10 ....................         1,000,000         1,038,658
  United States Treasury Notes
    6.375% Due 01/31/02 ....................         1,300,000         1,305,352
  United States Treasury Notes
    5.750% Due 10/31/02 ....................         1,000,000         1,001,875
                                                                  --------------

  Total United States Government
    and Agency Issues ......................                           3,345,885
                                                                  --------------
  TOTAL BONDS
    (COST $19,377,193) .....................                          19,321,580
                                                                  --------------
SHORT-TERM INVESTMENTS - 0.6%

 VARIABLE RATE DEMAND NOTES - 0.6%
  Firstar Bank .............................            27,311            27,311
  Wisc. Central Credit Union ...............           349,445           349,445
                                                                  --------------
  Total Variable Rate Demand Notes .........                             376,756
                                                                  --------------
  TOTAL SHORT-TERM INVESTMENTS
    (COST $376,756) ........................                             376,756
                                                                  --------------
  TOTAL INVESTMENTS - 98.5%
    (COST $50,874,381) .....................                          59,200,842
                                                                  --------------
  NET OTHER ASSETS AND
    LIABILITIES - 1.5% .....................                             877,466
                                                                  --------------
  NET ASSETS - 100.0% ......................                         $60,078,308
                                                                  ==============
(a) Non-income producing



                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.

                            SCHEDULES OF INVESTMENTS
                               NOVEMBER 30, 2000
                                  (Continued)



                                                   Principal           Market
                                                    Amount             Value
                                                    ------             -----
                BOND FUND

BONDS - 92.1%

 CORPORATE BONDS - 92.1%
  American Home Products
    7.900% Due 02/15/05 ...................          1,000,000      $  1,046,290
  Anheuser-Busch
    7.100% Due 06/15/07 ...................          1,000,000         1,012,127
  Associates Corp.
    7.240% Due 08/15/06 ...................          1,000,000         1,000,658
  Beneficial Corp.
    6.850% Due 10/03/07 ...................          1,000,000           964,676
  Deere & Co.
    7.850% Due 05/15/10 ...................            500,000           518,240
  Dover
    6.450% Due 11/15/05 ...................            500,000           491,678
  Emerson Electric
    7.875% Due 06/01/05 ...................            500,000           527,471
  Ford Motor
    7.500% Due 06/15/04 ...................            700,000           706,706
  Hartford Life
    7.100% Due 06/15/07 ...................            500,000           497,669
  Hershey Foods
    6.700% Due 10/01/05 ...................          1,000,000         1,017,187
  Lucent Technologies
    7.250% Due 07/15/06 ...................          1,000,000           951,649
  Morgan, J.P.
    6.700% Due 11/01/07 ...................            500,000           487,264
  NationsBank
    6.690% Due 04/03/02 ...................          1,000,000         1,001,125
  New York Times
    6.950% Due 11/18/09 ...................          1,000,000           997,596
  Northern Trust
    7.300% Due 09/15/06 ...................          1,000,000         1,015,997
  Penney, J.C.
    7.600% Due 04/01/07 ...................          1,000,000           574,123
  Schwab, Charles
    6.520% Due 05/27/08 ...................          1,000,000           960,154
  Sears, Roebuck
    6.700% Due 11/15/06 ...................          1,000,000           951,374
  SmithKline Beecham
    7.375% Due 04/15/05 ...................            765,000           789,667
  Tribune
    6.875% Due 11/01/06 ...................          1,000,000           995,636
  Wells Fargo
    7.125% Due 08/15/06 ...................          1,000,000         1,006,068
  Wisconsin Electric Power
    7.125% Due 03/15/16 ...................          1,000,000           965,722
  Wisconsin Power & Light
    7.000% Due 06/15/07 ...................          1,000,000         1,006,029
                                                                    ------------

  Total Corporate Bonds ...................                           19,485,106
                                                                    ------------
  TOTAL BONDS
    (COST $20,166,380) ....................                           19,485,106
                                                                    ------------
SHORT-TERM INVESTMENTS - 6.3%

 VARIABLE RATE DEMAND NOTES - 6.3%
  American Family Financial ...............            274,186           274,186
  Firstar Bank ............................            691,242           691,242
  Sara Lee ................................            148,713           148,713
  Wisc. Central Credit Union ..............            210,077           210,077
                                                                    ------------
  Total Variable Rate Demand Notes ........                            1,324,218
                                                                    ------------
  TOTAL SHORT-TERM INVESTMENTS
    (COST $1,324,218) .....................                            1,324,218
                                                                    ------------
  TOTAL INVESTMENTS - 98.4%
    (COST $21,490,598) ....................                           20,809,324
                                                                    ------------
  NET OTHER ASSETS AND
    LIABILITIES - 1.6% ....................                              347,298
                                                                    ------------

  NET ASSETS - 100.0% .....................                         $ 21,156,622
                                                                    ============

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 2000
                                 (In thousands)


                                                 GROWTH        BALANCED           BOND
                                                  FUND           FUND             FUND
                                               ---------       --------         --------
INVESTMENT INCOME
  Dividends.................................   $     864       $    460                -
  Interest..................................          15          1,093         $  1,431
                                               ---------       --------         --------
                                                     879          1,553            1,431
                                               ---------       --------         --------
EXPENSES
  Accounting services fees..................         110             93               40
  Directors fees............................          17             14                5
  Federal & state registration..............          29             27               22
  Investment advisory fees..................         704            495              134
  Professional fees.........................          33             29               20
  Other expenses............................         103             61               19
                                               ---------       --------         --------
   Total expenses...........................         996            719              240
   Less expenses reimbursable by advisor....         (51)             -              (45)
                                               ---------       --------         --------
Net expenses................................         945            719              195
                                               ---------       --------         --------
NET INVESTMENT INCOME (LOSS)................         (66)           834            1,236
                                               ---------       --------         --------
Net realized gain (loss) on investments.....      15,404          6,336             (198)
Net unrealized depreciation
  on investments............................      (1,542)          (191)             (79)
                                               ---------       --------         --------
NET GAIN (LOSS) ON INVESTMENTS..............      13,862          6,145             (277)
                                               ---------       --------         --------
Net increase in net assets
  resulting from operations.................   $  13,796       $  6,979         $    959
                                               =========       ========         ========


                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED NOVEMBER 30,
                                 (In thousands)






                                                     GROWTH FUND                 BALANCED FUND                BOND FUND
                                                 --------------------        ---------------------       -------------------
                                                   2000        1999             2000        1999           2000       1999
                                                 --------    --------        ---------    --------       --------   --------
OPERATIONS
  Net investment income (loss)................   $    (66)   $   (246)       $     834    $    632       $  1,236   $  1,446
  Net realized gain (loss) on investments.....     15,404       3,355            6,336       4,228           (198)       373
  Net unrealized appreciation
    (depreciation) on investments.............     (1,542)      3,935             (191)        (14)           (79)    (2,172)
                                                 --------    --------        ---------    --------       --------   --------
  Net increase (decrease) in net assets
    resulting from operations..................    13,796       7,044            6,979       4,846            959       (353)
                                                 --------    --------        ---------    --------       --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income....          -           -             (632)       (488)        (1,310)    (1,475)
  Distributions from net realized gains on
    securities transactions...................     (2,950)     (5,885)          (3,995)     (2,796)          (195)         -
                                                 --------    --------        ---------    --------       --------   --------
  Total distributions to shareholders.........     (2,950)     (5,885)          (4,627)     (3,284)        (1,505)    (1,475)
                                                 --------    --------        ---------    --------       --------   --------
FUND SHARE TRANSACTIONS.......................     (9,844)      8,271            1,448       7,401         (4,311)    (4,831)
                                                 --------    --------        ---------    --------       --------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......      1,002       9,430            3,800       8,963         (4,857)    (6,659)

NET ASSETS
  Beginning of period.........................     77,936      68,506           56,278      47,315         26,014     32,673
                                                 --------    --------        ---------    --------       --------   --------
  End of period...............................   $ 78,938    $ 77,936        $  60,078    $ 56,278       $ 21,157   $ 26,014
                                                 ========    ========        =========    ========       ========   ========
  Accumulated undistributed net investment
    income included in net assets at end
    of period.................................   $      0    $      0        $     834    $    632       $    316   $    390



                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2000

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the "Company") is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (the "Funds"): Thompson Plumb Growth Fund (the "Growth Fund"), Thompson Plumb Balanced Fund (the "Balanced Fund"), and Thompson Plumb Bond Fund (the "Bond Fund"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund's investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded) or, where market quotations are not readily available, at fair value as determined in good faith by the Advisor pursuant to procedures established by the Funds' Board of Directors. Debt securities held by a Fund with remaining maturities of 60 days or less may be valued on an amortized cost basis.

REALIZED GAINS AND LOSSES ON SECURITIES - Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund's policy is to not purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor's (that is, A-1, A-2 or AAA,AA) or Moody's Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa). Accordingly, the Funds do not anticipate nonperformance of these obligations by the issuers.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to the capital accounts.

OTHER - Investment securities transactions are accounted for on the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective securities on the same basis for book

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2000
                                   (Continued)

and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Each Fund is charged for those expenses that are directly attributed to it, such as advisory, custodial, accounting services and certain shareholder servicing fees, while other expenses that cannot be directly attributable to a Fund are allocated among the Funds in proportion to the net assets of the respective Fund.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3 - INVESTMENT ADVISORY AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into an Advisory Agreement with Thompson, Plumb & Associates, Inc. (the "Advisor") for management of each Fund's portfolio and for the administration of other Fund affairs. As compensation for its services, the Advisor receives a fee computed daily and payable monthly as follows: (i) for the Growth Fund, 1.00% of average daily net assets up to $50 million and .90 of 1% of average daily net assets in excess of $50 million; (ii) for the Balanced Fund, .85 of 1% of average daily net assets up to $50 million and .80 of 1% of average daily net assets in excess of $50 million; (iii) for the Bond Fund, .65 of 1% of average daily net assets up to $50 million and .60 of 1% of average daily net assets in excess of $50 million.

Pursuant to an Accounting Services Agreement, the Advisor maintains the Funds' financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds, and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays the Advisor a fee computed daily and payable monthly at the annual rate of .15 of 1% of net assets up to $30 million, .10 of 1% of net assets in excess of $30 million, and .025 of 1% of net assets in excess of $100 million, with a minimum fee of $30,000 per year. On October 20, 2000, this fee changed to the above schedule from the annual rate of .20 of 1% of net assets up to $30 million and
 .125 of 1% of net assets in excess of $30 million, with a minimum fee of $30,000 per year, per Fund, as approved by the Board of Directors.

The Advisor has contractually agreed to waive management fees and/or reimbursement expenses incurred by the Funds through March 31, 2001 so that the operating expenses of the funds do not exceed the following percentages of their respective average daily net assets: Growth Fund - 1.30%; Balanced Fund - 1.25%; and Bond Fund - 0.95%.

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2000
                                   (Continued)



NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds during 2000 and 1999 were as follows:


(In thousands)                                                  2000                                1999
                                                      --------------------------          -------------------------
                                                      Shares             Dollars          Shares            Dollars
                                                      ------             -------          ------            -------
GROWTH FUND
Shares sold                                              340            $ 14,638             430           $ 16,868
Shares issued in reinvestment of realized gains           74               2,890             160              5,811
Shares redeemed                                         (662)            (27,372)           (366)           (14,408)
                                                      ------            --------          ------           --------
  Net increase (decrease)                               (248)           $ (9,844)            224           $  8,271
                                                      ======            ========          ======           ========
BALANCED FUND
Shares sold                                              471            $  8,900             778           $ 13,844
Shares issued in reinvestment of dividends                36                 615              28                469
Shares issued in reinvestment of realized gains          229               3,925             161              2,715
Shares redeemed                                         (645)            (11,992)           (536)            (9,627)
                                                      ------            --------          ------           --------
  Net increase                                            91            $  1,448             431           $  7,401
                                                      ======            ========          ======           ========
BOND FUND
Shares sold                                              336            $  3,330             632           $  6,625
Shares issued in reinvestment of dividends               122               1,198             133              1,390
Shares issued in reinvestment of realized gains           19                 183               -                  -
Shares redeemed                                         (915)             (9,022)         (1,199)           (12,846)
                                                      ------            --------          ------           --------
  Net decrease                                          (438)           $ (4,311)           (434)          $ (4,831)
                                                      ======            ========          ======           ========

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2000
                                   (Continued)

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund and the Balanced Fund normally will be declared on an annual basis within 30 days and paid within 60 days following the Funds' fiscal year-end. Bond Fund distributions to shareholders from net investment income normally will be declared on a quarterly basis within 30 days and paid within 60 days following the Fund's fiscal quarter, and distributions to shareholders from realized gains on securities normally will be declared on an annual basis within 30 days and paid within 60 days following the Fund's fiscal year-end. Distributions are recorded on the ex-dividend date.

Quarterly distributions from net investment income for the Bond Fund during fiscal 2000 totaled $1,310,321 or $0.60 per share. The following distributions are related to the period ended November 30, 2000, and were declared on December 14, 2000, payable to shareholders on December 15, 2000.


                                               GROWTH FUND                      BALANCED FUND                    BOND FUND
                                          -----------------------           -----------------------        -----------------------
                                          Distribution  Per Share           Distribution  Per Share        Distribution  Per Share
                                          ------------  ---------           ------------  ---------        ------------  ---------
DISTRIBUTIONS TO SHAREHOLDERS

  2000 Net investment income                        -         -              $  834,388     $0.27            $422,322      $0.20

  2000 Short-term capital gains            $6,126,300     $3.66                       -         -                   -          -

  2000 Long-term capital gains             $9,535,197     $5.69              $6,520,627     $2.08                   -          -


                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2000
                                   (Continued)

NOTE 6 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the year ended November 30, 2000 were as follows:


                                  GROWTH FUND       BALANCED FUND        BOND FUND
                                  -----------       -------------        ---------

U. S. GOVERNMENT SECURITIES
---------------------------
    Purchases                               -         $ 4,981,601                 -
    Sales                                   -         $ 4,208,211       $ 3,740,671

SECURITIES OTHER THAN
U. S. GOVERNMENT AND
SHORT-TERM INVESTMENTS
----------------------
    Purchases                     $46,772,146        $39,474,235        $ 3,173,226
    Sales                         $59,560,315        $42,192,209        $ 5,176,876


NOTE 7 - FEDERAL INCOME TAXES
No provision has been made for Federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

The Bond Fund has $239,392 of net capital losses which expire November 30, 2008 that may be used to offset capital gains in future years to the extent provided by tax regulations.

At November 30, 2000, the investment cost and aggregate unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:


                                                                                    Net unrealized
                      Federal              Unrealized           Unrealized           appreciation
                      tax cost            appreciation         depreciation         (depreciation)
                    -----------          --------------        ------------         --------------
Growth Fund         $64,973,644          $   19,822,486        $ (5,678,583)          $14,143,903
Balanced Fund       $51,060,865          $   10,923,784        $ (2,783,807)          $ 8,139,977
Bond Fund           $21,490,598          $       54,194        $   (735,468)          $  (681,274)

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.


                                                                           Year Ended November 30,
                                                        -----------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                        ------       ------       ------       ------       ------
GROWTH FUND

NET ASSET VALUE, BEGINNING OF PERIOD                    $41.00       $40.85       $39.36       $32.79       $24.74
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                   (0.04)       (0.13)       (0.07)       (0.12)       (0.06)
   Net realized and unrealized gains
      on investments                                      8.35         3.78         4.92         9.16         8.66
                                                        ------       ------       ------       ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                       8.31         3.65         4.85         9.04         8.60

LESS DISTRIBUTIONS
   Distributions from net investment income                  -            -            -            -            -
   Distributions from capital gains                      (1.56)       (3.50)       (3.36)       (2.47)       (0.55)
                                                        ------       ------       ------       ------       ------
   TOTAL DISTRIBUTIONS                                   (1.56)       (3.50)       (3.36)       (2.47)       (0.55)

NET ASSET VALUE, END OF PERIOD                          $47.75       $41.00       $40.85       $39.36       $32.79
                                                        ======       ======       ======       ======       ======
TOTAL RETURN                                             21.14%       10.06%       13.74%       29.90%       35.52%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (millions)                 $ 78.9       $ 77.9       $ 68.5       $ 45.4       $ 24.1
   Ratios to average net assets:
      Ratio of expenses                                   1.29%        1.32%        1.41%        1.52%        1.58%
      Ratio of expenses without reimbursement             1.36%        1.36%        1.41%        1.52%        1.58%
      Ratio of net investment loss                       (0.09%)      (0.34%)      (0.19%)      (0.41%)      (0.27%)
      Ratio of net investment loss without
        reimbursement                                    (0.16%)      (0.37%)      (0.19%)      (0.41%)      (0.27%)
   Portfolio turnover rate                               64.10%       79.17%        67.13%      77.66%      101.91%



                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.


                                                                         Year Ended November 30,
                                                        ----------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                        ------       ------       ------       ------       ------
  BALANCED FUND

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.54       $18.16       $18.16       $16.54       $14.23
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                  0.27         0.21         0.19         0.18         0.19
   Net realized and unrealized gains
      on investments                                      1.95         1.44         1.65         3.01         3.21
                                                        ------       ------       ------       ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                       2.22         1.65         1.84         3.19         3.40

LESS DISTRIBUTIONS
   Distributions from net investment income              (0.21)       (0.19)       (0.13)       (0.23)       (0.23)
   Distributions from capital gains                      (1.34)       (1.08)       (1.71)       (1.34)       (0.86)
                                                        ------       ------       ------       ------       ------
   TOTAL DISTRIBUTIONS                                   (1.55)       (1.27)       (1.84)       (1.57)       (1.09)

NET ASSET VALUE, END OF PERIOD                          $19.21       $18.54       $18.16       $18.16       $16.54
                                                        ======       ======       ======       ======       ======

TOTAL RETURN                                             12.99%        9.79%       11.63%       21.39%       25.80%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (millions)                 $ 60.1       $ 56.3       $ 47.3       $ 36.3       $ 20.8
   Ratios to average net assets:
      Ratio of expenses                                   1.22%        1.25%        1.30%        1.40%        1.45%
      Ratio of net investment income                      1.42%        1.24%        1.16%        1.04%        1.32%
   Portfolio turnover rate                               77.94%       66.64%       83.07%       76.66%      134.82%



                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.



                                                                         Year Ended November 30,
                                                        ----------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                        ------       ------       ------       ------       ------
  BOND FUND

NET ASSET VALUE, BEGINNING OF PERIOD                    $10.18       $10.93       $10.54       $10.59       $10.67
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                  0.60         0.59         0.56         0.54         0.52
   Net realized and unrealized gains (losses)
      on investments                                     (0.11)       (0.76)        0.39        (0.06)       (0.07)
                                                        ------       ------       ------       ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                       0.49        (0.17)        0.95         0.48         0.45

LESS DISTRIBUTIONS
   Distributions from net investment income              (0.60)       (0.58)       (0.56)       (0.53)       (0.53)
   Distributions from capital gains                      (0.08)           -            -            -            -
                                                        ------       ------       ------       ------       ------
   TOTAL DISTRIBUTIONS                                   (0.68)       (0.58)       (0.56)       (0.53)       (0.53)

NET ASSET VALUE, END OF PERIOD                          $ 9.99       $10.18       $10.93       $10.54       $10.59
                                                        ======       ======       ======       ======       ======
TOTAL RETURN                                              5.08%       (1.63%)       9.34%        4.74%        4.51%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (millions)                 $ 21.2        $26.0       $ 32.7       $ 32.1       $ 22.2
   Ratios to average net assets:
      Ratio of expenses                                   0.94%        0.97%        1.04%        1.14%        1.13%
      Ratio of expenses without reimbursement             1.16%        1.11%        1.08%        1.14%        1.13%
      Ratio of net investment income                      5.97%        5.41%        5.30%        5.42%        5.48%
      Ratio of net investment income without
        reimbursement                                     5.75%        5.27%        5.26%        5.42%        5.48%
   Portfolio turnover rate                               15.99%       40.67%       35.09%       52.61%      104.43%



                       See Notes to Financial Statements.

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       REPORT OF INDEPENDENT ACCOUNTANTS

December 22, 2000

To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Growth Fund, Thompson Plumb Balanced Fund and Thompson Plumb Bond Fund (constituting the Thompson Plumb Funds, Inc., hereafter referred to as the "Funds") at November 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP

                             DIRECTORS OF THE FUNDS

                                George H. Austin

                                Mary Ann Deibele

                                  John W. Feldt

                                Donald A. Nichols

                      Thomas G. Plumb, CFA: Vice President
                       Thompson, Plumb & Associates, Inc.

                        John W. Thompson, CFA: President
                       Thompson, Plumb & Associates, Inc.

                              OFFICERS OF THE FUNDS

                              John W. Thompson, CFA
                              Chairman & Secretary

                              Thomas G. Plumb, CFA
                              President & Treasurer

                              David B. Duchow, CFA
                            Assistant Vice President

                             Timothy R. O'Brien, CFA
                            Assistant Vice President

                              John C. Thompson, CFA
                            Assistant Vice President

                               TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT
                        Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                           Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                       650 Third Avenue South, Suite 1300
                          Minneapolis, Minnesota 55402

                                  LEGAL COUNSEL
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                               INVESTMENT ADVISOR
                       Thompson, Plumb & Associates, Inc.
                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                            Telephone: (608) 831-1300





                           [THOMPSON PLUMB FUNDS LOGO]


                                  ANNUAL REPORT
                                November 30, 2000

                           THOMPSON PLUMB GROWTH FUND

                          THOMPSON PLUMB BALANCED FUND

                            THOMPSON PLUMB BOND FUND

                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                            Telephone: (608) 831-1300
                                       (800) 999-0887
                              www.thompsonplumb.com

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